                                The Arbor Fund
                 Golden Oak Intermediate-Term Income Portfolio

                     Supplement Dated February 23, 1996 to
                   the Golden Oak Family of Funds Prospectus
                              Dated May 31, 1995


The Prospectus dated May 31, 1995 relating to the Golden Oak Diversified Growth Portfolio, Golden Oak Growth and Income Portfolio, Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio of The Arbor Fund is hereby amended and supplemented by the following:

The fifth paragraph of "The Adviser" section on page 16 is amended and restated to read as follows:

Christopher W. Wheeler, Trust Officer of the Adviser, has managed the Intermediate-Term Income Portfolio since February, 1996. He has managed the Adviser's fixed income portfolios and trust accounts since 1989.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Golden Oak Family of Funds

                  Investment Adviser:
                  Citizens Commercial & Savings Bank

      . Golden Oak Diversified Growth Portfolio
      . Golden Oak Growth and Income Portfolio
      . Golden Oak Intermediate-Term Income Portfolio
      . Golden Oak Michigan Tax Free Bond Portfolio
      . Golden Oak Prime Obligation Money Market Portfolio


The Golden Oak Family of Funds is a group of professionally managed mutual funds that offers a convenient and economical means of investing in one or more portfolios of securities. This Prospectus offers Class A and Class B shares of the Golden Oak Diversified Growth Portfolio, Golden Oak Growth and Income Portfolio, Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio (the "Portfolios"), an assortment of equity, fixed income and money market portfolios.

Each Portfolio offers its Class A shares to institutional investors, including Citizens Commercial & Savings Bank, its affiliates and correspondents for the investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity. Each Portfolio offers its Class B shares to individuals and institutional accounts, including accounts for which Citizens Commercial & Savings Bank, its affiliates and correspondents, act in an agency or custodial capacity.

AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

================================================================================
                               Mutual Fund Shares
                               ------------------

 . are NOT insured by the FDIC, the Federal Reserve Board or any other governmental agency
 . are NOT deposits or obligations of any bank, including Citizens Commercial & Savings Bank, any of its affiliates or correspondents, or other financial institution
 . are NOT guaranteed or endorsed by any bank, including Citizens Commercial & Savings Bank, any of its affiliates or correspondents, or other financial institution
 .  involve investment risks, including possible loss of principal
================================================================================

This Prospectus sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Each Portfolio is a separate series of The Arbor Fund. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 31, 1995 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-545-6331. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 31, 1995

CIT-F-007-01

2
                                    SUMMARY

    The Golden Oak Family of Funds is a group of open-end management investment companies providing a convenient way to invest in professionally managed portfolios of securities. The following summary provides basic information about the Class A and Class B shares of the Golden Oak Diversified Growth Portfolio, Golden Oak Growth and Income Portfolio, Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio (each, a "Portfolio"). This summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

    What are the Investment Objectives? The Golden Oak Diversified Growth Portfolio (the "Diversified Growth Portfolio") seeks total return through capital growth and income. The Golden Oak Growth and Income Portfolio (the"Growth and Income Portfolio") seeks long-term growth of capital, current income and growth of income. The Golden Oak Intermediate-Term Income Portfolio (the "Intermediate-Term Income Portfolio") seeks current income consistent with limited price volatility. The Golden Oak Michigan Tax Free Bond Portfolio (the "Michigan Portfolio") seeks current income exempt from federal and Michigan income taxes consistent with preservation of capital. The Golden Oak Prime Obligation Money Market Portfolio (the "Prime Obligation Portfolio") seeks to preserve principal value and maintain a high degree of liquidity while providing current income. See "Investment Objectives and Policies."

    What are the Permitted Investments? Under normal market conditions, the Diversified Growth Portfolio will invest at least 75% of its assets in common stocks traded in United States markets. The Growth and Income Portfolio will invest primarily in dividend-paying common stocks, preferred stocks and securities convertible into common stocks of domestic or foreign issuers.
 Under normal market conditions, the Intermediate-Term Income Portfolio will invest at least 80% of its assets in the following United States dollar denominated obligations: (i) corporate bonds and debentures; (ii) obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities; (iii) commercial paper; (iv) short-term bank obligations; and (v) repurchase agreement involving any of the above securities. The Michigan Portfolio will invest (i) primarily in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"), (ii) under normal circumstances, at least 65% of its assets in municipal bonds and (iii) except where acceptable securities are unavailable as determined by the Adviser, at least 80% of the Portfolio's assets will be invested in Municipal Securities, the interest of which, in the opinion of counsel for the issuer, is exempt from Michigan Income Tax ("Michigan Municipal Securities"). The Prime Obligation Portfolio intends to invest exclusively in short-term, U.S. dollar denominated money market instruments that satisfy certain quality, maturity and diversification criteria, including criteria set by applicable laws and regulations. The Portfolio may invest in obligations of U.S. issuers, obligations of U.S. and London branches of foreign banks and obligations of supranational entities.
 See "Investment Objectives and Policies," "Risk Factors" and "Description of Permitted Investments."

    What are the Risks? Because securities fluctuate in value, the shares of the Portfolios, like shares of any mutual fund, will fluctuate in value. The Diversified Growth and Growth and Income Portfolios may invest in equity securities that are affected by market and economic factors. The Portfolios may invest in fixed income securities that tend to vary inversely with interest rates and

 3


 may be affected by other market and economic factors as well, which may cause these securities to fluctuate in value. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in securities of domestic issuers. The Michigan Portfolio is a non-diversified mutual fund that concentrates in Michigan Municipal Securities, which subjects the Portfolio to special investment risks. There is no assurance that the Portfolios will achieve their investment objectives, or that the Prime Obligation Portfolio will be able to maintain a net asset value of $1.00 per share on a continuous basis. See "Investment Objectives and Policies," "Risk Factors," "Special Factors Relating to Michigan Municipal Securities" and "Description of Permitted Investments."

    Who are the Adviser and Sub-Advisers? Citizens Commercial & Savings Bank serves as the investment adviser to the Portfolios. Wellington Management Company serves as the investment sub-adviser to the Prime Obligation Portfolio. Scudder, Stevens & Clark, Inc. serves as the investment sub-adviser to the Growth and Income Portfolio. See "Expense Summary," "The Adviser" and "The Sub-Advisers."

    Who is the Administrator? SEI Financial Management Corporation serves as the administrator and shareholder servicing agent of the Portfolios. See "Expense Summary" and "The Administrator."

    Who is the Transfer Agent? DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the Portfolios. See "Expense Summary" and "The Transfer Agent."

    Who is the Distributor? SEI Financial Services Company serves as distributor of the Portfolios' shares. See "The Distributor."

    How do I Purchase Shares? You may purchase Class A shares of each Portfolio through the Transfer Agent on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment in the Class A shares is $1,000,000. Class A shares of each Portfolio are offered at net asset value per share.

    You may purchase Class B shares of each Portfolio through the Transfer Agent on Business Days. The minimum initial investment in the Class B shares is $1,000. Class B shares of each Portfolio are offered at net asset value per share plus a maximum sales charge of 5.75% for both the Diversified Growth and Growth and Income Portfolios or a maximum sales charge of 4.50% for both the Intermediate-Term Income and Michigan Portfolios. There is no sales charge imposed on Class B shares of the Prime Obligation Portfolio. See "How To Purchase Shares."

    How Do I Redeem Class A and Class B Shares? You may redeem shares through the Transfer Agent on Business Days. Redemptions are made at the net asset value per share determined as of the end of the Business Day that the order is effective. See "How To Redeem Shares."

    How are Dividends Paid? Substantially all of the net investment income (exclusive of capital gains) of the Intermediate-Term Income, Michigan and Prime Obligation Portfolios is distributed in the form of dividends declared daily and distributed monthly to shareholders of record. The net investment income (exclusive of capital gains) of the Diversified Growth and Growth and Income Portfolios is declared monthly and distributed monthly to shareholders of record. Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "General Information-Dividends."

4

                                                          EXPENSE SUMMARY
                                                              CLASS A

SHAREHOLDER TRANSACTION FEES               Diversified Growth     Growth and      Intermediate-Term     Michigan   Prime Obligation
(as a percentage of offering price) (1)         Portfolio      Income Portfolio   Income Portfolio      Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on            None                None                None                  None       None
  Purchases
====================================================================================================================================

(1) There is a $10.00 charge if redemption proceeds are wired except that certain financial institutions may be exempt from this wire charge.

ANNUAL OPERATING EXPENSES                  Diversified Growth      Growth and      Intermediate-Term     Michigan   Prime Obligation
(As a percentage of average net assets)         Portfolio       Income Portfolio   Income Portfolio      Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waiver) (2)              .60%                .52%               .29%              .23%           .10%

12b-1 Fees                                        None                None               None              None           None

Other Expenses(2)(3)                              .50%                .58%               .36%              .42%           .30%
------------------------------------------------------------------------------------------------------------------------------------

Total Operating Expenses (after fee
  waiver) (4)                                    1.10%               1.10%               .65%              .65%           .40%
==================================================================================================================================

(2) The Adviser has agreed to waive, on a voluntary basis, a portion of its fee for an indefinite period of time in an amount that operates to limit total operating expenses (exclusive of distribution expenses) to not more than 1.10%, 1.10%, .65%, .65% and .40% of the average daily net assets of the Class A shares of the Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios, respectively. The advisory fee shown reflects this voluntary waiver. The Administrator has agreed to waive a portion of its fee on a prorated basis with the Adviser up to a maximum waiver of .045% of the average daily net assets of the Class A shares of the Prime Obligation Portfolio. The Adviser and the Administrator each reserve the right to terminate its waiver at any time in its sole discretion. Absent such waivers, the advisory fees for the Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios would be .74%, .74%, .50%, .50% and .30%, respectively.

(3) For the Growth and Income Portfolio, Other Expenses reflect estimated amounts for the current fiscal year and assumes the minimum annual administration fee of $100,000. Administration fees as a percentage of average daily net assets will decline to .20% at net asset levels of $50 million and above for this portfolio. See "The Administrator."

(4) Absent the voluntary fee waivers described above, Total Operating Expenses for the Class A shares of the Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios would be 1.24%, 1.32%, .86%, 1.92% and .67%, respectively.


Example
------------------------------------------------------------------------------------------------------------------------------------

                                                                            1 yr.          3 yrs.          5 yrs.          10 yrs.
------------------------------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
investment assuming (1) imposition of the maximum sales load,
(2) 5% annual return and (3) redemption at the end of each time period:

Diversified Growth Portfolio...................................             $11             $35            $61             $134

Growth and Income Portfolio....................................             $11             $35            $61             $134

Intermediate-Term Income Portfolio.............................             $ 7             $21            $36              $81

Michigan Portfolio.............................................             $ 7             $21            $36              $81

Prime Obligation Portfolio.....................................             $ 4             $13            $22              $51
====================================================================================================================================


The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in each Portfolio. A person who purchases shares through an account with a financial institution may be charged separate fees by that financial institution. Additional information may be found under "The Adviser," "The Sub-Advisers" and "The Administrator."
================================================================================

5


                                                          EXPENSE SUMMARY
                                                              CLASS B

SHAREHOLDER TRANSACTION
FEES (as a percentage of offering          Diversified Growth     Growth and      Intermediate-Term     Michigan   Prime Obligation
price) (1)                                       Portfolio     Income Portfolio   Income Portfolio      Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
Purchases                                         5.75%             5.75%               4.50%             4.50%           None
==================================================================================================================================

(1) There is a $10.00 charge if redemption proceeds are wired except that certain financial institutions may be exempt from this wire charge.


ANNUAL OPERATING EXPENSES
(As a percentage of average net            Diversified Growth     Growth and      Intermediate-Term     Michigan   Prime Obligation
assets)                                         Portfolio      Income Portfolio   Income Portfolio      Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waiver) (2)          .60%                 .52%                    .29%           .23%                 .10%

12b-1 Fees                                    .25%                 .25%                    .25%           .25%                 .25%

Other Expenses (2)(3)                         .50%                 .58%                    .36%           .42%                 .30%
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waiver) (4)                      1.35%                1.35%                    .90%           .90%                 .65%
==================================================================================================================================

(2) The Adviser has agreed to waive, on a voluntary basis, a portion of its fee for an indefinite period of time in an amount that operates to limit total operating expenses (exclusive of distribution expenses) to not more than 1.35%, 1.35%, .90%, .90% and .65% of the average daily net assets of the Class B shares of the Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios, respectively. The advisory fee shown reflects this voluntary waiver. The Administrator has agreed to waive a portion of its fee on a prorated basis with the Adviser up to a maximum waiver of .045% of the average daily net assets of the Class B shares of the Prime Obligation Portfolio. The Adviser and Administrator each reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, the advisory and administration fees for the Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios would be .74%, .74%, .50%, .50% and .30%, respectively.

(3) For the Growth and Income Portfolio, Other Expenses reflect estimated amounts for the current fiscal year and assumes the minimum annual administration fee of $100,000. Administration fees as a percentage of average daily net assets will decline to .20% at net asset levels of $50 million and above for this portfolio. See "The Administrator."

(4) Absent the voluntary fee waivers described above, Total Operating Expenses for the Class B shares of the Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios would be 1.49%, 1.57%, 1.11%, 1.17% and .92%, respectively.


Example
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1 yr.              3 yrs.              5 yrs.         10 yrs.
------------------------------------------------------------------------------------------------------------------------------------

An investor would pay the following expenses on a $1,000 investment assuming (1) imposition of the maximum sales load, (2) 5% annual return and (3) redemption at the end of each time period:

Diversified Growth Portfolio..............................            $70                $98                 $127           $211

Growth and Income Portfolio...............................            $70                $98                 $127           $211

Intermediate-Term Income Portfolio........................            $54                $72                  $93           $151

Michigan Portfolio........................................            $54                $72                  $93           $151

Prime Obligation Portfolio................................             $7                $21                  $36            $81
====================================================================================================================================


The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in each Portfolio. A person ho purchases shares through an account with a financial institution may be charged separate fees by that financial institution. Additional information may be found under "The Adviser," "The Sub-Advisers" and "The Administrator."

Long-term Class B shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD").
================================================================================

6

FINANCIAL HIGHLIGHTS                                  Golden Oak Family of Funds

The following information has been audited by Price Waterhouse LLP, the independent accountants for the Arbor Fund (the "Trust"), as indicated in their report dated March 13, 1995 on the Trust's financial statements as of January 31, 1995 included in the Trust's Statement of Additional Information under "Financial Statements." Additional performance information is in the 1995 Annual Report to Shareholders which is available upon request and without charge by calling 1-800-545-6331. This table should be read in conjunction with the Trust's financial statements and notes thereto.

For a Share Outstanding Throughout the Period                        Golden Oak     Golden Oak      Golden Oak      Golden Oak
                                                                     Diversified    Diversified    Diversified      Diversified
                                                                       Growth         Growth         Growth           Growth
                                                                      Portfolio      Portfolio      Portfolio        Portfolio
                                                                       Class A        Class B        Class A          Class B
------------------------------------------------------------------------------------------------------------------------------------

                                                                        02/01/94       02/01/94      02/01/93(1)      06/18/93(2)
                                                                           to             to            to               to
                                                                        01/31/95       01/31/95      01/31/94         01/31/94
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..............................       $10.82        $10.81         $10.00            $9.54
------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations:
  Net Investment Income...........................................        0.08           0.05          0.08             0.02
  Net Realized and Unrealized Gain (Loss) on Investments..........       (0.64)         (0.67)         0.82             1.27
------------------------------------------------------------------------------------------------------------------------------------

     Total from Investment Operations.............................       (0.56)         (0.62)         0.90             1.29
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions:
  Dividends from Net Investment Income............................       (0.08)         (0.05)        (0.08)           (0.02)
  Distributions from Net Realized Gain............................       (0.18)         (0.18)          ---              ---
------------------------------------------------------------------------------------------------------------------------------------

     Total Distributions..........................................       (0.26)         (0.23)        (0.08)           (0.02)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period....................................      $10.00          $9.96        $10.82           $10.81
------------------------------------------------------------------------------------------------------------------------------------

Total Return(3)...................................................       (5.24)%        (5.76)%        9.08%           22.00%*
------------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data
Net Assets, End of Period (000)...................................     $32,931         $125         $24,955          $173
Ratio of Expenses to Average Net Assets...........................       1.10%          1.35%         1.10%            1.35%*
Ratio of Expenses to Average Net Assets (Excluding Fee
 Waivers).........................................................       1.24%          1.49%         1.21%            1.45%*
Ratio of Net Investment Income to Average Net Assets..............       0.74%          0.49%         0.77%            0.33%*
Ratio of Net Investment Income to Average Net Assets (Excluding
 Fee Waivers).....................................................       0.60%          0.35%         0.66%            0.23%*
Portfolio Turnover Rate...........................................      84.00%         84.00%        68.91%           68.91%
====================================================================================================================================

*Annualized
(1)  Commenced operations on February 1, 1993.
(2)  Commenced operations on June 18, 1993.
(3)  Total return does not reflect the sales charge.

7

     FINANCIAL HIGHLIGHTS (continued)              Golden Oak Family of Funds


For a Share Outstanding Throughout the Period              Golden Oak         Golden Oak          Golden Oak         Golden Oak
                                                        Intermediate-Term  Intermediate-Term  Intermediate-Term   Intermediate-Term
                                                         Income Portfolio   Income Portfolio   Income Portfolio    Income Portfolio
                                                             Class A            Class B            Class A             Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                             02/01/94           02/01/94          02/01/93(1)         06/18/93(2)
                                                                to                 to                to                  to
                                                             01/31/95           01/31/95          01/31/94            01/31/94
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period..................        $10.19            $10.19            $10.00               $10.12
------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations:
  Net Investment Income...............................          0.50               0.48              0.46                0.31
  Net Realized and Unrealized Gain (Loss) on
   Investments........................................         (0.67)             (0.67)             0.23                0.11
------------------------------------------------------------------------------------------------------------------------------------

     Total from Investment Operations.................         (0.17)             (0.19)             0.69                0.42
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions:
  Dividends from Net Investment Income................         (0.50)             (0.48)            (0.46)              (0.31)
  Distributions from Net Realized Gain................          ----               ----             (0.04)              (0.04)
------------------------------------------------------------------------------------------------------------------------------------

     Total Distributions..............................         (0.50)             (0.48)            (0.50)              (0.35)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period........................         $9.52              $9.52             $10.19              $10.19
------------------------------------------------------------------------------------------------------------------------------------

Total Return(3).......................................       (1.61)%             (1.85)%            6.99%               6.72%*
------------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data
Net Assets, End of Period (000).......................       $80,064            $314             $64,329               $365
Ratio of Expenses to Average Net Assets...............         0.65%            0.90%               0.65%              0.90%*
Ratio of Expenses to Average Net Assets
 (Excluding Fee Waivers)..............................         0.86%            1.11%               0.83%              1.08%*
Ratio of Net Investment Income to Average
 Net Assets...........................................         5.21%            4.96%               4.47%              4.27%*
Ratio of Net Investment Income to Average
 Net Assets (Excluding Fee Waivers)...................         5.00%            4.75%               4.29%              4.09%*
Portfolio Turnover Rate...............................        141.51%          141.51%             71.73%              71.73%
====================================================================================================================================

*Annualized
(1)  Commenced operations on February 1, 1993.
(2)  Commenced operations on June 18, 1993.
(3)  Total return does not reflect the sales charge.

8

 FINANCIAL HIGHLIGHTS (continued)                     Golden Oak Family of Funds


For a Share Outstanding Throughout the Period                          Golden Oak
                                                                          Prime       Golden Oak     Golden Oak      Golden Oak
                                                                       Obligation       Prime           Prime           Prime
                                                                          Money       Obligation     Obligation      Obligation
                                                                         Market      Money Market   Money Market    Money Market
                                                                        Portfolio     Portfolio       Portfolio       Portfolio
                                                                         Class A       Class B         Class A         Class B
------------------------------------------------------------------------------------------------------------------------------------

                                                                        02/01/94       02/01/94      02/01/93(1)     01/20/94(2)
                                                                           to             to             to              to
                                                                        01/31/95       01/31/95       01/31/94        01/31/94
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period.................................      $1.00          $1.00          $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations:
  Net Investment Income..............................................       0.04           0.04           0.03             ---
  Net Realized and Unrealized Gain (Loss) on Investments.............        ---            ---            ---             ---
------------------------------------------------------------------------------------------------------------------------------------

     Total from Investment Operations................................      (0.04)         (0.04)          0.03             ---
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions:
  Dividends from Net Investment Income...............................      (0.04)         (0.04)         (0.03)            ---
  Distributions from Net Realized Gain...............................        ---            ---            ---             ---
------------------------------------------------------------------------------------------------------------------------------------

     Total Distributions.............................................      (0.04)         (0.04)         (0.03)            ---
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period.......................................      $1.00          $1.00          $1.00           $1.00
------------------------------------------------------------------------------------------------------------------------------------

Total Return(3)......................................................       4.21%          3.95%          2.87%           2.90%*
------------------------------------------------------------------------------------------------------------------------------------

Ratios and Supplemental Data
Net Assets, End of Period (000)......................................   $109,076        $21,018       $117,188            $104
Ratio of Expenses to Average Net Assets..............................       0.40%          0.65%          0.40%           0.65%*
Ratio of Expenses to Average Net Assets (Excluding Fee
 Waivers)............................................................       0.68%          0.93%          0.67%           0.93%*
Ratio of Net Investment Income to Average Net Assets.................       4.20%          3.95%          2.83%           2.68%*
Ratio of Net Investment Income to Average Net Assets (Excluding Fee
 Waivers)............................................................       3.92%          3.67%          2.56%           2.40%*
Portfolio Turnover Rate..............................................       N/A            N/A            N/A             N/A
====================================================================================================================================

*Annualized
(1)  Commenced operations on February 1, 1993.
(2)  Commenced operations on January 20, 1994.
(3)  Total return does not reflect the sales charge.

9

THE PORTFOLIO AND THE TRUST

The Golden Oak Family of Funds (the "Golden Oak Family") is a group of open-end management investment companies (each a "portfolio") that are offered together in order to provide investors with a number of investment alternatives. Each of the portfolios is a separate series of shares of The Arbor Fund (the "Trust"), an open-end management investment company. Shareholders may purchase units of beneficial interest ("shares") in the portfolios through two separate classes, Class A and Class B, which provide for variations in distribution costs and dividends. Except for these differences between classes, each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus offers only the Class A and Class B shares of the Golden Oak Diversified Growth Portfolio (the "Diversified Growth Portfolio"), Golden Oak Growth and Income Portfolio (the "Growth and Income Portfolio"), Golden Oak Intermediate-Term Income Portfolio (the "Intermediate-Term Income Portfolio"), Golden Oak Michigan Tax Free Bond Portfolio (the "Michigan Portfolio") and Golden Oak Prime Obligation Money Market Portfolio (the "Prime Obligation Portfolio") (each, a "Portfolio"; collectively, the "Portfolios"). Each of the Portfolios is a diversified mutual fund except for the Michigan Portfolio, which is a non-diversified mutual fund. Information regarding the Trust's other portfolios is contained in separate prospectuses that may be obtained by calling 1-800-545-6331.

INVESTMENT OBJECTIVES AND POLICIES

The Diversified Growth Portfolio--The investment objective of the Diversified Growth Portfolio is to provide total return through capital growth and income. There is no assurance that the Portfolio will achieve its investment objective.

Under normal conditions, the Portfolio expects to be fully invested in common stocks (and will be at least 75% invested in common stocks) listed on registered exchanges in the United States or actively traded in the over-the-counter market as further described below. In addition to investing in common stocks, the Portfolio may invest in warrants and rights to purchase common stocks, United States dollar denominated securities of foreign issuers traded in the United States (including sponsored American Depositary Receipts traded on registered exchanges or listed on NASDAQ), repurchase agreements, covered call options and money market instruments of the type described below. The Portfolio may invest up to 10% of its net assets in American Depositary Receipts, including American Depositary Shares and New York Shares. The Portfolio may also write covered call options and engage in related closing purchase transactions provided that the aggregate value of such options does not exceed 10% of the Portfolio's net assets as of the time such options are entered into by the Portfolio. The Adviser will engage in such transactions only as hedging transactions and not for speculative purposes.

The common stocks and other equity securities purchased by the Portfolio will be those of companies which, in the Adviser's opinion, are well managed, have an above average rate of return on equity, above average projected five year earnings and dividend growth rates, a consistent record of dividend and earnings increases and below average financial leverage. However, there is no assurance that the Adviser will be able to predict the stages of a business cycle. In addition, the Portfolio invests primarily in equity securities that fluctuate in value; therefore, the Portfolio's shares will fluctuate in value.

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities, repurchase agreements collateralized by United States

10

Government securities and entered into with financial institutions the Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories), and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in temporary defensive investment, the Portfolio will not be pursuing its investment objective.

The Portfolio reserves the right to engage in securities lending but has no present intention to do so.

The Portfolio's annual turnover rate may exceed 100%. Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders.

The Growth and Income Portfolio--The investment objective of the Growth and Income Portfolio is to seek long-term growth of capital, current income and growth of income. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio attempts to achieve its investment objective by investing primarily in dividend-paying common stocks, preferred stocks and securities convertible into common stocks. The Portfolio will be as fully invested as practicable in common stocks, preferred stocks and convertible securities that, in the opinion of Scudder, Stevens & Clark, Inc. ("Scudder" or the "Sub-Adviser"), offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Portfolio allocates its investment among different industries and companies (that are generally well-established), and changes its portfolio securities for investment considerations and not for trading purposes.

The Portfolio may also purchase such securities that do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon debt securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Portfolio may also invest in nonconvertible preferred stocks consistent with the Portfolio's investment objective.

The Portfolio may invest in foreign dividend-paying common stocks, preferred stocks and securities convertible into common stocks. While the Portfolio generally emphasizes investments in companies domiciled in the United States, it may invest without limit in listed and unlisted foreign securities in which it is permitted to invest. The Portfolio may invest in foreign securities when the anticipated performance of the foreign securities is believed by the Sub-Adviser to offer more return potential than domestic alternatives in keeping with the investment objective of the Portfolio. The Portfolio may enter into forward currency exchange contracts in connection with the purchase and sale of securities denominated in a foreign currency.

The Portfolio may also invest in repurchase agreements, illiquid securities and Eurodollar instruments, and may engage in strategic transactions for hedging purposes and to seek to increase gain. In addition, the Portfolio may invest in restricted securities, but currently does not intend to invest more than 5% of its total assets in such securities.

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper. The Portfolio may invest in Section 4(2) commercial paper. Restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria

11

established by the Board of Trustees of the Trust will be considered liquid.

For temporary defensive purposes during periods when the Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed by the United States Government, its agencies or instrumentalities, repurchase agreements collateralized by United States Government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as show on their most recent financial statements, and commercial paper rated in one of the two highest short-term rating categories), and may hold a portion of its assets in cash for liquidity purposes. To the extent the Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.

The Intermediate-Term Income Portfolio-- The investment objective of the Intermediate-Term Income Portfolio is current income consistent with limited price volatility. The Portfolio will seek to limit price volatility by maintaining an average weighted maturity of three to ten years. There is no assurance that the Portfolio will achieve its investment objective.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in the following United States dollar denominated obligations: (i) corporate bonds and debentures rated A or better by Standard & Poor's Corporation ("S&P") or A or better by Moody's Investors Service ("Moody's") or of comparable quality at the time of purchase as determined by the Adviser; (ii) obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities; (iii) commercial paper rated A-1 or better by Moody's or P-1 or better by S&P or of comparable quality at the time of purchase as determined by the Adviser; (iv) short-term bank obligations consisting of certificates of deposit, time deposits, and bankers' acceptances of U.S. commercial banks or savings and loan institutions with assets of at least $1.0 billion as shown on their most recent public financial statements, that the Adviser deems to be comparable in quality to corporate obligations in which the Portfolio may invest; and (v) repurchase agreements involving any of the above securities.

The remaining 20% of the Portfolio's assets may be invested in (i) debt securities issued or guaranteed by the government of Canada or its provincial or local governments; (ii) debt securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities and debt securities of supranational entities; (iii) mortgage-backed securities and asset-backed securities rated AAA by S&P or Aaa by Moody's; (iv) receipts evidencing separately traded interest and principal component parts of United States Government obligations; and (v) repurchase agreements involving such securities. The Portfolio may invest in futures and options for hedging purposes, and will limit the outstanding obligations to purchase securities under futures contracts to not more than 20% of the Portfolio's total assets.

In the event a security owned by the Portfolio is downgraded below these ratings categories, the Adviser will review the quality and creditworthiness of such security and take action, if any, that it deems appropriate.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years and does not expect to purchase any single security with a maturity of more than twenty years.

For temporary defensive purposes when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in the money market instruments listed above, may hold a portion of its assets in cash for liquidity purposes and may shorten

12

the average maturity substantially. To the extent the Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition, the Portfolio may engage in securities lending.

For the fiscal year ended January 31, 1995, the Portfolio's annual turnover rate was approximately 142%. Such as turnover rate may result in higher transaction costs and may result in additional taxes for shareholders.

The Michigan Portfolio--The investment objective of the Michigan Portfolio is current income exempt from federal and Michigan income taxes consistent with preservation of capital. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio will invest primarily in obligations issued by or on behalf of the states, territories or possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, the interest of which, in the opinion of counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). It is a fundamental policy of the Portfolio that at least 80% of its net assets will be invested in municipal securities the interest on which is exempt from federal income tax and not subject to taxation as a preference item for purposes of the alternative minimum tax. Under normal circumstances, at least 65% of the Portfolio will be invested in municipal bonds and, except where acceptable securities are unavailable as determined by the Adviser, at least 80% of the Portfolio's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel to the issuer, is exempt from Michigan income tax ("Michigan Municipal Securities"). The Adviser expects to be fully invested in Municipal Securities. The Portfolio will purchase Municipal Securities which are comprised of (i) municipal bonds rated in one of the three highest rating categories; (ii) municipal notes rated in one of the two highest rating categories; (iii) commercial paper rated in one of the two highest short term rating categories; or (iv) any of the foregoing that are not rated but are determined by the Adviser to be of comparable quality at the time of investment. The Portfolio may also invest up to 5% of its net assets in securities of closed-end investment companies traded on a national securities exchange.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years. The maximum maturity for any individual security is thirty years.

The Portfolio is a non-diversified investment company which means that more than 5% of its assets may be invested in one or more issuers, although the Adviser does not intend to invest more than 10% of the Portfolio's assets in any one issuer. Since a relatively high percentage of assets of the Portfolio may be invested in the obligations of a limited number of issuers, the value of shares of the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Portfolio intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

For temporary defensive purposes, when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in taxable money market instruments (including repurchase agreements) and securities subject to the alternative minimum tax and it may hold a portion of its assets in cash for liquidity purposes. To the extent the Portfolio is

13

engaged in temporary defensive investing, the Portfolio will not be pursing its investment objective.

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition, the Portfolio may also engage in securities lending.

The Prime Obligation Portfolio--The investment objective of the Prime Obligation Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. It is also a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Portfolio will achieve its investment objective or that it will be able to maintain a constant net asset value of $1.00 per share on a continuous basis.

The Portfolio intends to comply with regulations of the Securities and Exchange Commission applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on Portfolio investments. Under these regulations, the Portfolio will invest in only United States dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see "Description of Permitted Investments."


The Portfolio intends to invest exclusively in (i) bills, notes, receipts and bonds issued by the United States Treasury and separately traded interest and principal component parts ("STRIPs") of such obligations that are transferable through the Federal Book-Entry System ("U.S. Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States Government; (iii) commercial paper of United States rated in the two highest short-term rating categories at the time of investment or, if not rated, as determined by the sub-adviser to be of comparable quality; (iv) obligations (certificates of deposit, bank notes, time deposits, bankers' acceptances, European certificates of deposit, European time deposits, Canadian time deposits, Eurodollar obligations and Yankee Bank obligations) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks that have total assets of $1 billion or more as shown on their most recently published financial statements (the Portfolio may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks); (v) short-term corporate obligations of United States issuers with commercial paper of comparable quality and security that meet the above ratings or, if not rated, determined by the sub-adviser to be of comparable quality; (vi) repurchase agreements involving any of the foregoing obligations; (vii) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality and security that meet the above ratings or, if not rated, determined by the sub-adviser to be of comparable quality; (viii) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the sub-adviser to be of comparable quality; and (ix) to the extent permitted by applicable law, shares of other investment companies. In addition, under applicable law, the Portfolio may not invest more than 10% of its total assets in shares of other investment companies, and investment in such shares may result in layering of expenses.

14

The Portfolio may invest up to 10% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper. The Portfolio may invest in Section 4(2) commercial paper. Restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

The Portfolio reserves the right to engage in securities lending but has no present intention to do so. The Portfolio may also engage in forward commitments or purchase securities on a when-issued basis.

For additional information regarding the permitted investments of the Portfolios see "Risk Factors" and "Description of Permitted Investments" in the Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.

Risk Factors

The market value of the Intermediate-Term Income and Michigan Portfolios' fixed income investments will change in response to interest rate changes and other factors and the impact of such changes will depend, in part, upon the ratings and maturities of a Portfolio's investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturity tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Bonds rated A by S&P or Moody's possess many favorable investment attributes and are to be considered as upper- medium grade obligations. Such debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Portfolio's net asset value. Zero coupon securities may be more subject to price volatility than securities that pay coupon interest.

In general, mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of a decline in interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Portfolio are prepaid, the Portfolio may reinvest the proceeds in securities, the yield of which reflects prevailing interest rates. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for a Portfolio.

Investments in securities of foreign issuers may subject a Portfolio to different risks than those attendant to investments in securities of United States issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may be less publicly available information with regard to foreign issuers, than domestic issuers.

The Michigan Portfolio currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in Municipal Securities, the interest of which is paid from venues or projects with similar characteristics. See also "Special Factors Relating to Michigan Municipal Securities."

Special Factors Relating to Michigan Municipal Securities

Because the Michigan Portfolio invests primarily in Michigan Municipal Securities, the

15

Portfolio is more susceptible to factors adversely affecting issuers of Michigan Municipal Securities than a mutual fund that does not invest as heavily in such securities. Investors should consider carefully the special risks inherent in the Portfolio's investment in Michigan Municipal Securities. The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. Michigan's unemployment rate peaked at 15.5 percent for calendar year 1982 and the average unemployment rate for calendar year 1994 was 5.9 percent. The unemployment rate is projected to average 6.3 percent in 1995, continuing the recent trend to Michigan's unemployment rate being near the national average compared to the 15 year history of having higher unemployment.

The Financial Statements of the State of Michigan General Fund for the fiscal years ended September 30, 1992 and 1993 show a positive cash balance. As of March 1, 1995, Michigan's budget for fiscal year ending 1995 show total revenues of $8.8 billion and total expenditures of $8.0 billion.

Michigan's economy has been undergoing certain basic changes in its underlying structure. There changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, it is anticipated that the State's economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. The States's economic outlook for 1995 is modest, with growth in the GNP expected to be approximately 2.9 percent, reflecting an above national outlook. Total wage and salary employment is projected to grow 2.9 percent in 1995, reflecting the ongoing diversification of Michigan's economy. See the Statement of Additional Information which more fully sets forth these and other investment considerations.

INVESTMENT LIMITATIONS AND FUNDAMENTAL POLICIES

The investment objective and the following investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares.

A Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of a Portfolio's assets. This limitation does not apply to the Michigan Portfolio. As a money market fund, the Prime Obligation Portfolio is subject to additional diversification requirements. See "Description of Permitted Investments-Restraints on Investments by Money Market Funds."

2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (a) investments in the obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities, (b) investments in tax-exempt securities issued by governments or political subdivisions of governments or (c) obligations issued by domestic branches of United States banks or United States branches of foreign banks subject to the same regulations as United States banks. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services,

16

for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (v) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower. This limitation does not apply to the Michigan Portfolio.

3. Make loans, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISER

Citizens Commercial & Savings Bank ("Citizens Bank" or the "Adviser") serves as investment adviser to the Portfolios pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Adviser is responsible for the investment decisions for each Portfolio, and continuously reviews, supervises and administers each Portfolio's investment program. The Trust and the Adviser have employed Wellington Management Company as the investment sub-adviser to manage the Prime Obligation Portfolio, and Scudder, Stevens & Clark, Inc. as the investment sub-adviser to the Growth and Income Portfolio, in each case subject to the supervision of the Adviser and the Trustees, on a day-to-day basis. In conjunction with the Adviser, each investment sub-adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. See "The Sub-Advisers."

The Adviser is independent of SEI Financial Management Corporation (the "Administrator") and discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.

The Adviser, One Citizens Banking Center, Flint, Michigan 48502, was incorporated in 1871 in the state of Michigan. Citizens Bank is a wholly owned subsidiary of Citizens Banking Corporation. Citizens Banking Corporation is an interstate bank holding company with over $3.5 billion in assets and 87 banking offices in Michigan and Illinois. As of January 31, 1995, the Adviser's total assets under management were $642 million. The Adviser has managed bank common funds, pension plan assets and personal trust assets since 1927. The Adviser's sole experience as an investment adviser to investment companies is as investment adviser to the Trust.

David C. Finger, Assistant Vice-President and Trust Officer of the Adviser, has managed the Diversified Growth Portfolio since its inception. He has managed the Adviser's equity growth common fund and major trust accounts since 1988.

Richard Ranville, Jr., Assistant Vice-President of Citizens Banking Corporation, has managed the Intermediate-Term Income Portfolio since August 1994 and the Michigan Portfolio since its inception. He has managed fixed income portfolios since 1980.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Diversified Growth Portfolio, .74%; Growth and Income Portfolio, .74%; Intermediate-Term Portfolio, .50%; Michigan Portfolio,.50%; and Prime Obligation Portfolio, .30%. From this fee, the Adviser pays the fees of the Sub-Adviser. See "The Sub-Advisers" below. The Adviser has voluntarily agreed to waive a portion of its

17

fees in order to limit the total operating expenses of Class A and Class B shares of the Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios (exclusive of distribution expenses charged to Class B shares) to not more than 1.10%, 1.10%,.65%, .65% and .40%, respectively, of each Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended January 31, 1995, the Diversified Growth, Intermediate-Term Income and Prime Obligation Portfolios paid the Adviser an advisory fee of .60%, .29% and .03% respectively, of each Portfolio's average daily net assets. The Michigan and Growth and Income Portfolios were not in operation during the fiscal year ended January 31, 1995. The Portfolios may also execute brokerage or other agency transactions through an affiliate of the Adviser. See "The Distributor" below regarding such transactions.

The Glass-Steagall Act restricts the securities activities of banks such as the Adviser, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

THE SUB-ADVISERS

Wellington Management Company (a "Sub-Adviser" or "WMC") serves as the investment sub-adviser for the Prime Obligation Portfolio and Scudder, Stevens & Clark, Inc. (a"Sub-Adviser" or "Scudder") serves as investment sub-adviser for the Growth and Income Portfolio pursuant to sub-advisory agreements (each, a "Sub-Advisory Agreement") with the Trust and the Adviser. Under each Sub-Advisory Agreement, the Sub-Adviser manages the investments of the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.

WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of January 31, 1995, WMC had discretionary management authority with respect to approximately $83.75 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. Wellington Management Company, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John B. Neff.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, WMC is entitled to receive from the Portfolio a fee, computed daily and paid monthly, at the annual rate of .075% of the average daily net assets of the Portfolio. For the fiscal year ended January 31, 1995, the Portfolio paid the Sub-Adviser an advisory fee of .075% of its average daily net assets.

Scudder, Two International Place, Boston, Massachusetts, 02110 is incorporated in the state of Delaware. As of December 31, 1994, Scudder and its affiliates had assets under their supervision in excess of $90 billion. Scudder is a professional investment counseling firm which provides investment services to individuals and institutions.

The Growth and Income Portfolio is managed by a team of Scudder investment professionals, each of whom plays an important role in the Portfolio's management process. Team members work closely together to develop investment strategies and select securities for the Portfolio's investment portfolio. They are supported by Scudder's large staff of economists, research analysts,

18

traders and other investment specialists who work in offices across the United States and abroad. Scudder believes its team approach benefits Portfolio investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Robert T. Hoffman has had responsibility for setting the Growth and Income Portfolio's stock investing strategy and overseeing the Portfolio's day-to-day operations since its inception. Mr. Hoffman, who joined Scudder in 1990 as a portfolio manager, has 10 years experience in the investment industry, including several years of pension fund management experience. Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined Scudder in 1991 and has been with the Portfolio since its inception, focuses on strategy and stock selection. Benjamin W. Thorndike, Portfolio Manager, is the Portfolio's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 15 years of investment experience, joined Scudder in 1983 as a portfolio manager and has been with the Portfolio since its inception.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, Scudder is entitled from the Adviser a fee, computed daily and paid monthly, at an annual rate of .74% of the Portfolio's average daily net assets up to $5 million; .50% of the Portfolio's average daily net assets over $5 million and up to $25 million; .35% of the Portfolio's average daily net assets over $25 million and up to $50 million; and .30 of the Portfolio's average daily net assets over $50 million. Scudder will receive its entire fee even if the Adviser waives a portion of its fee.

THE ADMINISTRATOR

SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087, a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Portfolios with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities, pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator also serves as the shareholder servicing agent of the Trust under the terms of the Administration Agreement.

For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios. The Growth and Income Portfolio and the Michigan Portfolio are also subject to a minimum fee of $100,000. In addition, the Administrator has agreed to waive a portion of its fee on a prorated basis with the Adviser up to a maximum waiver of .045% of the average daily net assets of the shares of the Prime Obligation Portfolio. The Administrator and the Adviser each reserves the right to terminate its waiver at any time in its sole discretion.

For the fiscal year ended January 31, 1995, the Portfolios paid the Administrator an administration fee of the following (shown as a percentage of average daily net assets): Diversified Growth, .20%; Intermediate-Term Income,
 .20%; and Prime Obligation, .20%. The Growth and Income and Michigan Portfolios had not commenced operations as of January 31, 1995.

THE TRANSFER AGENT

DST Systems, Inc., P.O. Box 419947, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as the Portfolios' distributor pursuant to a distribution agreement

19

("Distribution Agreement") with the Trust which applies to Class A and Class B shares of the Portfolio.

The Class B shares of the Portfolio have a distribution plan (the "Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). As provided in the Distribution Agreement and the Class B Plan, the Trust will pay an annual fee of .25% of the Class B Portfolios' average daily net assets to the Distributor as compensation for its services. From this amount the Distributor may make payments to financial institutions and intermediaries such as banks (including Citizens Bank), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Trust intends to operate the Class B Plan in accordance with its terms and with the NASD rules concerning sales charges. The Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the affiliate or the Distributor may receive "usual and customary" compensation. The Adviser will use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios.

The Class A shares of each Portfolio are offered without distribution fees to institutional investors, including Citizens Bank, its affiliates and correspondent banks, for the investment of funds for which they act in a fiduciary, agency or custodial capacity. It is possible that an institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares. These financial institutions may also charge separate fees to their customers.

Certain financial institutions offering shares to their customers may be required to register as dealers pursuant to state laws.

The Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the shares of each Portfolio. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside of the United States.

HOW TO PURCHASE SHARES

Shares of each Portfolio are sold on a continuous basis and may be purchased directly from the Transfer Agent, by mail or by wire transfer. Shares may also be purchased through a broker-dealer which has established a dealer agreement with the Distributor or through a financial institution.

Shares of each Portfolio are offered only to residents of states in which the shares are eligible for purchase.

Purchases of shares of a Portfolio may be made on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). However, shares of the Portfolios cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. The minimum initial investment in the Class A shares is $1,000,000 and the minimum initial investment in the Class B Shares is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All

20

subsequent purchases of Class B shares must be at least $50.

A purchase order for Class A or Class B shares will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment for the shares (by wire transfer or check) prior to 4:00 p.m., Eastern time, or at the close of business of the New York Stock Exchange, except that for the Prime Obligation Portfolio an order and payment for the shares must be received by the Transfer Agent prior to 12:00 noon, Eastern time. However, an order for Class A shares may be canceled if the Custodian does not receive federal funds before 4:00 p.m., Eastern time (on the next Business Day), 12:00 noon, Eastern time for the Prime Obligation Portfolio (on the same Business
Day).

The Trust reserves the right to reject a purchase order when the Distributor or Transfer Agent determines that it is not in the best interest of the Trust and/or its shareholders to accept such order.

By Mail (Class B Only)

Investors in the Class B shares may purchase shares of a Portfolio by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "The Arbor Fund-Golden Oak (Name of Portfolio)," to the Transfer Agent. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the Transfer Agent. An investor in Class A shares of a Portfolio may not purchase shares by check. If a check received does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred.

Account Application forms can be obtained by calling 1-800-545-6331.

By Wire Transfer

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank of Kansas, N.A.;
ABA #10-10-00695; for Account Number 98-7052-398-1; Further Credit: Golden Oak (Name of Portfolio). The Shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-808-4920 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: DST Systems, Inc., P.O. Box 419947, Kansas City, Missouri 64141-6947.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholders name and account number. The investor's bank may impose a fee for investments by wire.

Systematic Investment Plan ("SIP")(Class B Only)

A Class B Shareholder may also arrange for periodic additional investments in any Portfolio through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing the appropriate section of the Account Application form. The SIP is subject to account minimum initial purchase amounts and minimum maintained balance requirements. The minimum pre-authorized investment amount is $50 per month. An Account Application form may be obtained by calling 1-800-545-6331.

Other Information Regarding Purchases

Class A and Class B Shares may also be purchased through financial institutions, including Citizens Bank or its affiliates, that provide distribution assistance or shareholder services to a Portfolio. Shares purchased by

21

persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Customers should contact their financial institution for information as to the institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change. Other shareholders who desire to transfer the registration of their shares should contact the Transfer Agent to accomplish such change.

Purchases may be made by direct deposit or ACH transactions.

Depending upon the terms of a particular Customer account, a financial institution may charge Customer account fees, that is, fees in addition to the fees described herein. Information concerning these services and any charges will be provided to the Customer by the financial institution.

A purchase order for shares will be executed at a per share price equal to the net asset value next determined after the purchase order is effective plus any applicable sales charge (the "offering price"). Net asset value per share of each Portfolio is determined as of the close of business of the New York Stock Exchange (currently 4:00 p.m., Eastern time) other than the Prime Obligation Portfolio. The Prime Obligation Portfolio determines its net asset value as of 12:00 noon, Eastern time. No certificates representing shares will be issued. For each Portfolio except the Prime Obligation Portfolio, the net asset value per share is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. For the Prime Obligation Portfolio the net asset value per share is determined using amortized cost method described in the Statement of Additional Information. Pursuant to guidelines adopted and monitored by the Trustees, a Portfolio may use a pricing service to provide market quotations or fair market valuations. A pricing service may derive such valuations through the use of a matrix system to value fixed income securities which considers factors such as securities prices, yield features, ratings, and developments related to a specific security. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. Although the methodology and procedures are identical, the net asset value per share of classes within a Portfolio may differ because of the distribution expenses paid by Class B shares.

The following table shows the regular sales charge on Class B shares of the Diversified Growth and Growth and Income Portfolios to a "single purchaser" (defined below) together with the sales load reallowed to certain financial institutions (the "commission"):

                                                     Dealer
                                                      and
                                        Sales      Brokerage
                           Sales        Charge     Commission
                          Charge         As a         As a
                           As a       Percentage   Percentage
                        Percentage      of Net         of
Amount of               of Offering     Amount      Offering
Purchase                   Price       Invested      Price
---------               -----------   ----------   ----------
Less than $50,000.....     5.75%        6.10%         5.15%
$50,000-$99,000.......     4.50%        4.71%         4.00%
$100,000-$249,999.....     3.50%        3.63%         3.10%
$250,000-$499,999.....     2.60%        2.67%         2.30%
$500,000-$999,999.....     2.00%        2.04%         1.80%
$1,000,000 and above..      NAV            0             0

The following table shows the regular sales charge on Class B shares of the Intermediate-Term Income and Michigan Portfolios to a "single purchaser" together with the commission:

                                                     Dealer
                                                      and
                                        Sales      Brokerage
                           Sales        Charge     Commission
                          Charge         As a         As a
                           As a       Percentage   Percentage
                        Percentage      of Net         of
Amount of               of Offering     Amount      Offering


22



Purchase                   Price       Invested      Price
---------               -----------   ----------   ----------
Less than $100,000....     4.50%         4.71%        4.00%
$100,000-$249,999.....     3.50%         3.63%        3.10%
$250,000-$499,999.....     2.60%         2.67%        2.30%
$500,000-$999,999.....     2.00%         2.04%        1.80%
$1,000,000 and above..     NAV              0            0

There is no sales charge imposed on Class B shares of the Prime Obligation Portfolio.


The commissions shown in the tables apply to sales made through financial institutions. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to certain financial institutions, who might then be deemed to be "underwriters" under the Securities Act of 1933.

Right of Accumulation

In calculating the sales charge rates applicable to current purchases of Class B shares of the Portfolio, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class B shares of (i) the Diversified Growth and Growth and Income Portfolios, and (ii) the Intermediate-Term Income and Michigan Portfolios (the "Eligible Portfolios") which were purchased subject to a comparable sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of a Portfolio for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Transfer Agent for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children. A Portfolio may amend or terminate this right of accumulation at any time as to subsequent purchases.

Letter of Intent

By submitting a Letter of Intent (the "Letter") to the Transfer Agent, a single purchaser may purchase shares of a Portfolio and the other Eligible Portfolios during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply retroactively to purchases made up to 90 days before the date of the Letter. It is the responsibility of the shareholder to notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply.

Other Circumstances

No sales charge is imposed on shares of a Portfolio: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor, for their own account or for retirement plans for their employees or sold to employees (and their spouses) of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of such employees' minor children); (iii) purchased in aggregate amounts of $1 million or more by tax exempt organizations enumerated in Section 501(c) of the Code or employee benefit plans created under Sections 401 or 457 of the Code; (iv) sold to Trustees and officers of the Trust and employees of the Adviser and its affiliates; or (v) sold to agency, custody and fiduciary accounts of the Adviser and its affiliates.

A description of the above and other plans and privileges by which a sales charge may be reduced is set forth in the "Purchase and Redemption of Shares" section of the Statement of Additional Information.

HOW TO EXCHANGE SHARES

Some or all of the shares of a Portfolio for which payment has been received (i.e., an established account) may be exchanged for shares, at their net asset value, of other

23

Eligible Portfolios with similar or lower sales loads or for shares of the Prime Obligation Portfolio which does not have a sales load. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Transfer Agent.

In the case of shares held of record by Citizens Bank or another financial institution but beneficially owned by a Customer, to exchange such shares the Customer should contact Citizens Bank or the financial institution who will contact the Transfer Agent and effect the exchange on behalf of the Customer. If an exchange request in good order is received by the Transfer Agent by 4:00 p.m., Eastern time, on any Business Day, the exchange usually will occur on that day. Any shareholder or Customer who wishes to make an exchange must have received a current prospectus of the Portfolio in which he or she wishes to invest before the exchange will be effected.

An exchange from the Class A shares to the Class B shares of a Portfolio will occur automatically when a Class A shareholder's account falls below the $1,000,000 minimum balance. The Trust will provide thirty days' notice of any such exchange. The exchange will take place at net asset value, without the imposition of a sales load, fee or other charge. After the exchange, the exchanged shares will be subject to all fees applicable to Class B shares. In the event that a shareholder declines to accept an automatic exchange, and if the shareholder does not meet the requirements for investing in Class A shares, the Trust reserves the right to redeem the shares upon expiration of the thirty-day period. Each Portfolio reserves the right to require shareholders to complete an application or other documentation in connection with the exchange.

HOW TO REDEEM SHARES

Shareholders may redeem their shares without charge on any Business Day and shares may ordinarily be redeemed by mail, by telephone or by wire transfer. A wire redemption fee of $10.00 is charged for wire redemptions except that certain financial institutions may be exempt from this wire charge.

By Mail

A written request for redemption must be received by the Transfer Agent in good form in order to constitute a valid request for redemption. Valid written redemption requests will be effective on receipt. All shareholders of record must sign the redemption request. The Transfer Agent may require that the signature on the written request be guaranteed. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at the address of record. The Trust and the Transfer Agent reserve the right to amend these requirements without notice. For information about the proper form of redemption requests, call 1-800-808-4920. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application or by written instruction to the Transfer Agent. There is no charge for having redemption requests mailed to a designated bank account.

By Telephone

Shares may be redeemed by telephone if the shareholder elects that option on the Account Application. Telephone redemption orders may be made by the shareholder by calling the Transfer Agent at 1-800-808-4920. Wire redemption requests may be made to the Transfer Agent, who will add a wire redemption charge (presently $10.00, except that certain financial institutions may be exempt from this wire charge) to the amount of the redemption. Telephone redemption orders must be placed with the Transfer Agent prior to 4:00 p.m., Eastern time for each Portfolio except the Prime Obligation

24

Portfolio and as of 12:00 noon, Eastern time for the Prime Obligation Portfolio on any Business Day in order to be effective on such day. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Shareholders may not close their accounts by telephone.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and a shareholder experiences difficulties placing redemption orders by telephone, the shareholder may wish to consider placing the order by other means, such as mail or overnight delivery.

Check Writing Service

Class B shareholders of the Prime Obligation Portfolio may redeem shares by writing checks on his or her account for $500 or more. Once a shareholder has signed and returned a signature card, he or she will receive a supply of checks. The check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears.

Because of the difficulty of determining in advance the exact value of a Portfolio account, a shareholder may not use a check to close his or her account. These checks are free, but the shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Other Information Regarding Redemptions

The redemption price for the Class A and Class B shares is the net asset value per share next determined after the request for redemption is effective. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the redemption request in good order.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. In such circumstances, proceeds will be forwarded as soon as payment has been collected for the purchase of such shares, which could take 10 days or more. A Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high costs of handling small investments, a Portfolio reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder decreases in value below the minimum initial purchase amount for the applicable class of shares. Accordingly, an investor purchasing shares of a Portfolio in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Portfolio exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Portfolio in an amount that will increase the

25

value of the account to at least the minimum initial purchase amount.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

Systematic Withdrawal Plan (SWP)(Class B shares only)

The Portfolios offer a Systematic Withdrawal Plan which may be utilized by Class B shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $10,000 or more. Class B shareholders may elect to receive automatic payments via check or ACH of $50 or more on a monthly, quarterly, semi-annual or annual basis. An Account Application Form may be obtained by calling 1-800-545-6331.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, Shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent. It is generally not in the best interest of shareholders in the SWP to acquire additional shares if they would have to pay a sales load in connection with such purchases.

PERFORMANCE

From time to time the Prime Obligation Portfolio may advertise its "current yield" and "effective compound yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields. The "current yield" of the Portfolio refers to the income generated by an investment in a Portfolio over a stated seven-day period (which period will be stated in the advertisement). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

From time to time, the Diversified Growth, Intermediate-Term Income, Michigan and Growth and Income Portfolios may also advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the income generated by a hypothetical investment, net of any sales charge in the case of some of the Class B shares, in a Portfolio over a specified thirty day period. This income is then "annualized", i.e., the income over thirty days is assumed to be generated over one year and is shown as a percentage of the investment.

The total return of a Portfolio refers to the average compounded rate of return on a hypothetical investment, net of any sales charge, for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The performance on Class A shares will normally be higher than that on Class B shares because of the distribution expenses charged to the Class B shares.

A Portfolio may periodically compare its performance to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical) or financial and business

26

publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to portfolio management, investment philosophy and investment techniques.

A Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

Tax Status of the Portfolio

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.

Tax Status of Distributions

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Any net capital gain will be distributed at least annually and will be taxed to shareholders as long-term capital gain, regardless of how long the shareholders have held their shares. Corporate shareholders should note that distributions of the Intermediate-Term, Michigan Tax Free and Prime Obligation Portfolios are not expected to qualify for the dividends-received deduction that is generally available to corporate taxpayers. Dividends paid by the Diversified Growth and Growth and Income Portfolios to corporate shareholders are expected to qualify for this deduction to the extent these Portfolios' dividends derive from dividends the Portfolios received from domestic corporations. The full amount of these dividends, however, may be subject to the federal alternative minimum tax. Distributions of net capital gain will not qualify for this deduction. Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions.

Interest received on U.S. Treasury obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received be a shareholder from a Portfolio provided certain conditions are satisfied. Interest received on

27

repurchase agreements collateralized by U.S. Treasury obligations normally is not exempt from state taxation. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from U.S. Treasury obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.

Certain securities each Portfolio may purchase (such as STRIPS, TRs, TIGRs and CATs, defined under "Description of Permitted Investments") are sold with original issue discount and do not make periodic cash interest payments. A Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligation during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Sale, exchange or redemption of Portfolio shares is a taxable event to the shareholder.

Income derived by a Portfolio from obligations of foreign issuers may be subject to foreign withholding taxes. No Portfolio will be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

Additional Considerations for the Michigan Tax-Free Bond Portfolio

The Michigan Tax-Free Bond Portfolio will distribute all of its net investment income (including net short-term capital gain) to its shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets consist of obligations the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Portfolio, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes, but may have alternative minimum tax consequences. See the Statement of Additional Information.

Current Federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the Michigan Tax-Free Bond Portfolio is not deductible for federal income tax purposes. Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisers before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in

28

their trade or business a part of a facility financed from the proceeds of such bonds.

Michigan Tax Considerations

Under the laws of the State of Michigan, dividends paid by the Michigan Portfolio representing interest payments on municipal obligations issued by the State of Michigan or a political subdivision thereof (or interest on obligations of United States territories or possessions to the extent exempt from taxation by the states pursuant to federal law) will be exempt from Michigan income tax (as will be the case with respect to such dividends from the Portfolio). Also, that portion of a shareholder's shares in the Portfolio representing Municipal Obligations issued by the State of Michigan or a political subdivision thereof (or obligations of the United States territories or possessions to the extent exempt from taxation by the states pursuant to federal law) and dividends paid by the Portfolio representing interest payments on such obligations will be exempt from Michigan intangibles tax. Accordingly, shareholders of the Portfolio who are residents of the State of Michigan will not be subject to Michigan income tax or intangibles tax on dividends paid by the Portfolio to the extent such dividends are derived from interest on municipal obligations which would be tax-exempt if directly received by such shareholder, whether such dividends are taken in cash or reinvested in additional shares of the Portfolio. Also, shareholders of the Portfolio who are residents of the State of Michigan will not be subject to Michigan intangibles tax on that portion of their shares in the Portfolio attributable to municipal obligations which would be tax-exempt if directly owned by such shareholder. Under the laws of the State of Michigan, corporations, partnerships and other entities doing business in Michigan pay the Single Business Tax. All dividend and interest income, other than interest from municipal obligations issued other than by the State of Michigan or its political subdivisions, is excluded from the Single Business Tax base. Thus, dividends from the Portfolio derived from interest on municipal obligations issued by the State of Michigan or a political subdivision thereof (or obligations of the United States territories or possessions to the extent exempt from taxation by the states pursuant to federal law) will be exempt from the Michigan Single Business Tax.

Certain municipalities in Michigan also impose an income tax on individuals and corporations. However, to the extent that the dividends from the Portfolio are exempt from federal income taxes or relate to certain U.S. obligations, such dividends also will be exempt from Michigan municipal income taxes.

Other State and Local Taxes

Income from the Michigan Portfolio is not necessarily free from state income taxes in states other than Michigan or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

Additional information concerning taxes is set forth in the Statement of Additional Information.

GENERAL INFORMATION

The Trust

The Trust is an open-end management investment company that has diversified and non-diversified portfolios. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of shares within each portfolio.

All consideration received by the Trust for shares of a Portfolio and all assets of such Portfolio belong to the Portfolio and are subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal

29

expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Please refer to "Financial Highlights" in this Prospectus for more information regarding the Trust's expenses.

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles the shareholder of record to one vote. Each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to The Golden Oak Family of Funds, P.O. Box 419947, Kansas City, Missouri 64141-6947 or by calling 1-800-545-6331.
Purchase, redemption and exchange transactions should be made through the Transfer Agent by calling 1-800-808-4920.

Dividends

Substantially all of the net investment income (exclusive of capital gains) of the Intermediate-Term Income, Michigan and Prime Obligation Portfolios is declared daily and distributed monthly to shareholders in the form of periodic dividends on the first Business Day of each month to shareholders of record for such dividend. The net investment income (exclusive of capital gains) of the Diversified Growth and Growth and Income Portfolios is declared monthly and distributed monthly to shareholders in the form of periodic dividends on the first Business Day of each month to shareholders of record for such dividend. Currently, capital gains of a Portfolio, if any, will be distributed at least annually. Shareholders are eligible to begin earning dividends that are declared on the day after the purchase order is effective and continue to be eligible for dividends through and including the day before the redemption order is effective.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution.

Dividends and distributions of the Diversified Growth, Intermediate-Term Income, Michigan and Growth and Income Portfolios are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution

30

of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution. The amount of dividends payable on Class A shares will be more than the dividends payable on the Class B shares because of the distribution expenses charged to Class B shares.

Counsel and Independent Accountants

Morgan, Lewis & Bockius serves as counsel to the Trust. Dykema-Gossett serves as counsel to the Trust with respect to Michigan state issues. Price Waterhouse LLP serves as the independent accountants of the Trust.

Custodian

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian"), acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain of the permitted investments for the
Portfolios:

AMERICAN DEPOSITARY RECEIPTS ("ADRs")--ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES--Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

31

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

EQUITY SECURITIES -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

EURODOLLAR INSTRUMENTS-- Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income securities are linked.

FIXED INCOME SECURITIES -- Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Portfolio's net asset value.

FORWARD FOREIGN CURRENCY CONTRACTS-- A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Portfolio's securities denominated in such foreign currency.

At the maturity of a forward contract, a Portfolio may either sell a portfolio security

32

and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Portfolio may realize a gain or loss from currency transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS-- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset
                                          ---- ----
unfavorable changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the value at which they are being carried on a Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations over seven days in length.

MORTGAGE-BACKED SECURITIES --Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities:  These are securities that are issued or
----------------------------------
guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations

33

are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal.
FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities:  These are mortgage-backed securities issued by
-------------------------------
a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ("CMOs"):  CMOs are debt obligations or
--------------------------------------------
multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans.
In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs:  A REMIC is a CMO that qualifies for special tax treatment under the
------
Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds:  Parallel pay CMOs and REMICS are structured
----------------------------------
to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs:  REITs are trusts that invest primarily in commercial real estate or real
-----
estate-related loans. The value of interests in REITs may be affected by the value of the property owned

34

or the quality of the mortgages held by the trust.

Stripped Mortgage-Backed Securities ("SMBs"):  SMBs are usually structured with
--------------------------------------------
two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors:  Due to the possibility of prepayments of the underlying mortgage
------------
instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.
There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES-- Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

Municipal securities include both municipal notes and municipal bonds.
Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

OPTIONS -- A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on

35

the same security with the same exercise price and expiration date as the option contract originally opened.

A Portfolio may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an anticipated increase in the cost of securities that a Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Portfolio, loss of the premium paid may be offset by an increase in the value of a Portfolio's securities or by a decrease in the cost of acquisition of securities by a Portfolio.

A Portfolio may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Portfolio will realize as profit the premium received for such option. When a call option of which a Portfolio is the writer is exercised, a Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Portfolio is the writer is exercised, a Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are illiquid.

A Portfolio may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be "covered," which means that a Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, a Portfolio will establish a segregated account with its custodian bank consisting of cash or liquid, high grade debt securities in an amount equal to the amount a Portfolio would be required to pay upon exercise of the put.

A Portfolio may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends

36

upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors.  Risks associated with options transactions include:  (1) the
------------
success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REPURCHASE AGREEMENTS -- Repurchase agreements are arrangements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and a Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if a Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS -- Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraints in that (i) no more than 5% of a Portfolio's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the Portfolio's total assets or $1 million. A taxable money market portfolio may also hold more than 5% of its assets in first tier securities of a single issuer for three Business Days.

37

RESTRICTED SECURITIES-- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended, or an exemption from registration.

SECURITIES LENDING -- In order to generate additional income, a Portfolio may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS -- There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollars, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

STRATEGIC TRANSACTIONS-- A Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements), to manage the effective maturity or duration of fixed-income securities in a Portfolio's investment portfolio or to enhance potential gain. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt (i) to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's investment portfolio resulting from securities markets or currency exchange rate fluctuations, (ii) to protect a Portfolio's unrealized gains in the value of its portfolio securities, (iii) to facilitate the sale of such securities for investment purposes, (iv) to manage the effective maturity or duration of fixed-income securities in a Portfolio's investment portfolio, or
(v) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling

38

particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into primarily for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Risk Factors:  Strategic Transactions have risks associated with them including
------------
possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options my result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount
o appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell.

The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.

Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possible income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that a Portfolio may use and some of their risks are described more fully in the Statement of Additional Information.

SWAPS, CAPS, FLOORS AND COLLARS --Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for

39

payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on a Portfolio's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation a Portfolio may have under these types of arrangements will be covered by setting aside liquid high grade securities in a segregated account. A Portfolio will enter into swaps only with counterparties believed to be creditworthy.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Portfolio's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry Principal Securities ("STRIPS"). The Prime Obligation Portfolio may not actively trade STRIPs and may not invest more than 20% of its assets in STRIPs.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but

40

which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES -- Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Alternatively, shareholders may have to redeem shares to pay tax on this "phantom income." In either case, a Portfolio may have to dispose of its fund securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Portfolio accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

41

TABLE OF CONTENTS
--------------------------------------------------------------------------------
SUMMARY.................................................................     2

EXPENSE SUMMARY.........................................................     4

FINANCIAL HIGHLIGHTS....................................................     6

THE PORTFOLIO AND THE TRUST.............................................     9

INVESTMENT OBJECTIVES AND POLICIES......................................     9

INVESTMENT LIMITATIONS AND FUNDAMENTAL
POLICIES................................................................    15

THE ADVISER.............................................................    16

THE SUB-ADVISERS........................................................    17

THE ADMINISTRATOR.......................................................    18

THE TRANSFER AGENT......................................................    18

THE DISTRIBUTOR.........................................................    18

HOW TO PURCHASE SHARES..................................................    19

HOW TO EXCHANGE SHARES..................................................    23

HOW TO REDEEM SHARES....................................................    23

PERFORMANCE.............................................................    25

TAXES...................................................................    25

GENERAL INFORMATION.....................................................    28

DESCRIPTION OF PERMITTED INVESTMENTS....................................    30